EXHIBIT 23.1


                          CONSENT OF ERNST & YOUNG LLP


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                                                                   EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Wintrust Financial Corporation Directors Deferred Fee and Stock Plan, of our report dated February 2, 2001, with respect to the consolidated financial statements of Wintrust Financial Corporation incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.


                                                /s/ ERNST & YOUNG LLP


Chicago, Illinois
May 24, 2001

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